Exhibit 4.42

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN

EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

UNIVERSITY OF PENNSYLVANIA

AMENDMENT NO. 1 TO COLLABORATION & LICENSE AGREEMENT

This Amendment No. 1 to the Collaboration & License Agreement (“Amendment”) by and between The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation (“Penn”), with offices located at Penn Center for Innovation, 3600 Civic Center Blvd, 9th Floor, Philadelphia, PA 19104-4310, and BioNTech SE, a German corporation (“Sponsor”), having a place of business at An der Goldgrube 12, 55131 Mainz, Germany is effective September 8, 2021 (“Amendment Effective Date”). Penn and Sponsor may be referred to herein as a “Party” or, collectively, as “Parties”.

RECITALS:

WHEREAS, the Parties entered into a Collaboration & License Agreement dated October 9, 2018 (“Agreement”) under which the Parties are undertaking the development, manufacture and commercialization of mRNA vaccines for infectious diseases, including RNA synthesis, formulation and GMP manufacturing. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement;

WHEREAS, on January 4, 2021, BioNTech RNA Pharmaceuticals GmbH transferred all its assets to BioNTech SE with economic effect as of January 1, 2021, including the Agreement.

WHEREAS, Penn and BioNTech are now entering into this Amendment because Penn has conducted, at the request of BioNTech, translational research and IND enabling activities revolving around HSV-2 vaccine, and BioNTech desires that Penn conduct additional research and IND enabling activities related to the HSV-2 vaccine development program;

WHEREAS, the Parties want to reimburse Penn for translational research and IND enabling activities undertaken and align on research and IND enabling activities to be conducted at Penn revolving around the HSV-2 mRNA vaccine and future mRNA vaccines for infectious diseases under the Research Program; and

WHEREAS, the Parties now desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the various promises and undertakings set forth herein, the Parties agree as follows:

1.

Scope of work and Budget. The Research Program detailed in Exhibit C to the Agreement and Initial Research Program Budget as set forth in Exhibit G to the Agreement are hereby amended to include the additional research plans and additional research budgets in Attachment A-1 hereto.

2.	Funding of the Research Program. The following language shall be added to the end of Section 2.3.1 of the Agreement,

“During the Research Term, Licensee shall provide additional funding to Penn to support additional research and IND enabling activities conducted at Penn as mutually agreed to under work plans described in Exhibits C-1 through C-8 (each an “Additional Research Plan”) and corresponding budgets in Exhibit G-1 through G-8 (each an “Additional Research Budget”). Future Additional Research Plans and Additional Research Budgets may be mutually agreed to and if executed by a duly authorized representative of each Party, such Additional Research Plans shall be added to the Agreement as Exhibit C-9, C-10, etc. and such associated Additional Research Budgets as Exhibits G-9, G-10, etc.    Any Additional Research Budget shall be in addition to and shall not decrease, draw down from, or otherwise impact the Research Funding Commitment.”

DocuSign Envelope ID: 53B24756-289A-41D0-B97A-40AD86833E45

3.	Payment of Additional Research Budget. Licensee shall pay Penn [***] US Dollars ($[***]) in accordance with the terms set forth in Exhibit G-1 to G-8, within [***] after invoice receipt.

4.

Entire Agreement of the Parties; Amendments. The Agreement, including any Exhibits, as amended by this Amendment, constitutes and contains the entire understanding and agreement of the Parties with respect to the subject matter hereof and cancel and supersedes any and all prior negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter. No waiver, modification or amendment of any provision of the Agreement as amended and/or this Amendment shall be valid or effective unless made in a writing referencing the Agreement and/or this Amendment and signed by a duly authorized officer of each Party.

5.

Conflict. Other than as set forth in this Amendment, all the terms and conditions of the Agreement shall continue in full force and effect. In the event of a conflict between the Agreement and the Amendment, the Amendment shall control.

6.

Counterparts. This Amendment may be executed in counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. A portable document format (PDF) or electronic copy of this Amendment, including the signature pages, will be deemed an original.

[SIGNATURE PAGE FOLLOWS]

DocuSign Envelope ID: 53B24756-289A-41D0-B97A-40AD86833E45

UNIVERSITY OF PENNSYLVANIA

IN WITNESS WHEREOF, the duly authorized representatives of the Parties hereby execute this Amendment as of the date first written above.

THE TRUSTEES OF THE		BIONTECH SE
UNIVERSITY OF PENNSYLVANIA

By:	/s/ John S. Swartley	By:	/s/ Sierk Poetting
	Name: John S. Swartley	Name:	Sierk Poetting
		Title:	Managing Director

Title: Associate Vice Provost for Research, and

Managing Director, Penn Center for Innovation

I have read and understood the responsibilities

of the Designated Penn Contact:

By:	/s/ Harvey Friedman, MD
Name:	Harvey Friedman, MD

DocuSign Envelope ID: 53B24756-289A-41D0-B97A-40AD86833E45

Attachment A-1

Additional Research Budget (Exhibits C-1 through C-7)

Exhibit C-1

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DocuSign Envelope ID: 53B24756-289A-41D0-B97A-40AD86833E45

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Exhibit C-2

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DocuSign Envelope ID: 53B24756-289A-41D0-B97A-40AD86833E45

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Exhibit C-3

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DocuSign Envelope ID: 53B24756-289A-41D0-B97A-40AD86833E45

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Exhibit C-4

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DocuSign Envelope ID: 53B24756-289A-41D0-B97A-40AD86833E45

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Exhibit C-5

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Exhibit C-6

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DocuSign Envelope ID: 53B24756-289A-41D0-B97A-40AD86833E45

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Exhibit C-7

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DocuSign Envelope ID: 53B24756-289A-41D0-B97A-40AD86833E45

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